UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2011

(Exact name of registrant as specified in its charter)

Nevada	000-54472	27-2300414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 West Knox Road, Suite 102, Tempe, AZ.	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480)588-3333

Copies of Communications to:

Stoecklein Law Group

Emerald Plaza

402 West Broadway, Suite 690

San Diego, CA 92101

(619) 704-1310

Fax (619) 704-0556

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On August 25, 2011, we received notice from our market maker that we were assigned the symbol “ORAC” to initiate trading on the Over-the-Counter Bulletin Board (OTC:BB).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACO RESOURCES, INC.

By: /S/ Bradley Rosen

       Bradley Rosen, President

Date: September 2, 2011

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